Rule 497(e)
File Nos. 333-52956 and 811-07549

SCHWAB ONESOURCE ANNUITY®

SUPPLEMENT Dated February 17, 2010
To the Prospectus dated May 1, 2009 for the
Variable Annuity-1 Series Account
of Great-West Life & Annuity Insurance Company

Effective immediately, the description and investment objective for the Dreyfus Variable Investment Fund Developing Leaders Portfolio on page 17 of the Prospectus is deleted in its entirety and replaced with the following:

Dreyfus Variable Investment Fund Developing Leaders Portfolio – Initial Shares seeks capital growth.  To pursue this goal, the Portfolio normally invests at least 80% of its assets in the stocks of companies Dreyfus believes to be developing leaders: companies characterized by new or innovative products, services, or processes having the potential to enhance earnings or revenue growth.  Based on current market conditions, the Portfolio primarily invests in small companies with total market capitalizations of less than $2 billion at the time of purchase.  Because the Portfolio may continue to hold a security whose market capitalization grows, a substantial portion of the Portfolio’s holdings can have market capitalizations in excess of $2 billion at any given time.  The Portfolio’s investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings.  Stocks are selected for the Portfolio based primarily on bottom-up fundamental analysis.  The Portfolio’s managers use a disciplined investment process that relies, in general, on proprietary fundamental research and valuation.  Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company and the identification of a revaluation trigger.  Intrinsic value is based on the combination of the valuation assessment of the company’s operating divisions with the firm’s economic balance sheet.  Mid-cycle estimates, growth prospects and competitive advantages are some of the factors used in the valuation assessment.  A company’s stated and hidden liabilities and assets are included in the Portfolio managers’ economic balance sheet calculation.  Sector overweights and underweights are a function of the relative attractiveness of securities within the Portfolio’s investable universe.  The Portfolio’s managers invest in stocks that they believe have attractive reward to risk opportunities and may actively adjust the Portfolio to reflect new developments.  In general, the Portfolio’s managers seek exposure to securities and sectors that are perceived to be attractive from a valuation and fundamental standpoint.  The Portfolio’s sector weightings and risk characteristics are a result of bottom-up fundamental analysis and may vary from those of the Russell 2000 Index, the Portfolio’s benchmark, at any given time.  The Russell 2000 Index is an unmanaged index that measures the performance of the small capitalization sector of the U.S. equity market.  The Portfolio may invest in exchange traded funds (ETFs) and similarly structured pooled investments in order to provide exposure to certain equity markets.  The Portfolio typically sells a stock when it approaches intrinsic value, a significant deterioration of fundamental expectations develops, the revaluation catalyst becomes impaired or a better risk/reward is presented in the marketplace.

Effective April 29, 2005, the Sub-Account investing in this Portfolio was closed to new Contributions and incoming Transfers (including Automatic Custom Transfers).

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2009.  Please keep this supplement for future reference.